UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Employment Agreements

On April 5, 2017, PennyMac Financial Services, Inc. and its direct controlled subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into an amendment (the “Kurland Amendment”) to that certain employment agreement, dated as of December 8, 2015, with Stanford L. Kurland (the “Kurland Employment Agreement”), pursuant to which he will serve as the Executive Chairman of the Board of Directors (the “Board”) of the Company. On that same date, the Company and PNMAC entered into an amendment (the “Spector Amendment”) to that certain employment agreement, dated as of December 8, 2015, with David A. Spector (the “Spector Employment Agreement”), pursuant to which he will serve as a member of the Board, as the President and Chief Executive Officer of the Company and as President and Chief Executive Officer of PNMAC. The terms of the Kurland Amendment and the Spector Amendment are described in Item 5.02 of this report.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 1.01 of this report, the Company and PNMAC entered into the Kurland Amendment and the Spector Amendment with Mr. Kurland and Mr. Spector, respectively, on April 5, 2017. The primary purpose of the Kurland Amendment is to reflect Mr. Kurland’s new title as Executive Chairman of the Board.  The primary purposes of the Spector Amendment are to reflect (i) Mr. Spector’s new title as President and Chief Executive Officer of the Company and as President and Chief Executive Officer of PNMAC; and (ii) an increase in Mr. Spector’s annual base salary from $550,000 to $750,000, effective as of January 1, 2017.  Each of the Kurland Employment Agreement and the Spector Employment Agreement is set to expire on December 31, 2018, unless earlier terminated in accordance with the provisions set forth in each such agreement.  All other terms and conditions of the Kurland Employment Agreement and the Spector Employment Agreement remain the same in all material respects and continue in full force and effect.

The foregoing descriptions of the Kurland Amendment and the Kurland Employment Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the First Amendment to Employment Agreement with Mr. Kurland, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; and (ii) the full text of the Employment Agreement with Mr. Kurland, which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 14, 2015.

The foregoing descriptions of the Spector Amendment and the Spector Employment Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the First Amendment to Employment Agreement with Mr. Spector, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; and (ii) the full text of the Employment Agreement with Mr. Spector, which was filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on December 14, 2015.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, dated as of April 5, 2017, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and Stanford L. Kurland
10.2	First Amendment to Employment Agreement, dated as of April 5, 2017, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and David A. Spector

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: April 7, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, dated as of April 5, 2017, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and Stanford L. Kurland
10.2	First Amendment to Employment Agreement, dated as of April 5, 2017, by and among Private National Mortgage Acceptance Company, LLC, PennyMac Financial Services, Inc. and David A. Spector